UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2021

Central Index Key Number of the issuing entity: 0001840121

BANK 2021-BNK31

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-18	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2021, a series of mortgage pass-through certificates, entitled BANK 2021-BNK31, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK31 (the “Certificates”) was issued by BANK 2021-BNK31 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2021 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Miami Design District” on Exhibit B to the Pooling and Servicing Agreement (the “Miami Design District Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Miami Design District Whole Loan”) that includes the Miami Design District Mortgage Loan and other pari passu loans, which are not assets of the Issuing Entity.

The Intercreditor Agreement that originally governed the Miami Design District Whole Loan (the “Original Intercreditor Agreement”) was attached as Exhibit 99.9 to the Current Report on Form 8-K filed with respect to the Issuing Entity on February 11, 2021. On May 18, 2021, the Original Intercreditor Agreement was amended and restated by that certain Amended and Restated Agreement Between Noteholders, dated as of May 18, 2021 (the “Amended Intercreditor Agreement”), between the current holders of the notes evidencing the Miami Design District Whole Loan, which holders include the Issuing Entity. The parties to the Amended Intercreditor Agreement are set forth below, and the Amended Intercreditor Agreement is attached hereto as Exhibit 99.1.

Prior to the cut-off date for any securitization of the Miami Design District Whole Loan, Bank of America, N.A. (“BANA”) (then the sole lender) agreed with the related borrower to defer until maturity (or earlier loan repayment) the payment of the aggregate amount of the payments of interest that would otherwise have been due on the loan payment dates in May, June and July 2020. The Amended Intercreditor Agreement accounts for this aggregate amount of deferred interest and provides for its payment to BANA in a subordinate priority (after certain payments to the holder of the related Subordinate Companion Loan). Accordingly, the terms of the Amended Intercreditor Agreement relating to the application of payments on the notes constituting the Miami Design District Whole Loan remain substantially similar to those of the Original Intercreditor Agreement, which were described under the heading “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The Miami Design District Whole Loan—Application of Payments” in the Prospectus dated January 29, 2021 and filed with the Securities and Exchange Commission on February 11, 2021, except that with respect to each of the first two paragraphs under such heading: (a) a new priority (priority “twelfth”) has been added immediately after priority “eleventh” to pay the deferred interest amount to BANA if the deferred interest amount is then due and the mortgaged property is not an REO property, and (b) the very last priority has been renumbered to “thirteenth” and revised to provide that if the deferred interest amount is then due and the mortgaged property is an REO property, then such deferred interest amount will instead be paid on a priority basis from whatever amounts (if any) remain for distribution to the Issuing Entity and the other senior noteholders.

The parties to the Amended Intercreditor Agreement are BANA, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of BANK 2020-BNK30, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK30, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of BANK 2021-BNK31, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK31, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of BANK 2021-BNK32, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK32, Wells Fargo Bank, National Association, as Trustee on Behalf of the Registered Holders of CSAIL 2021-C20 Commercial Mortgage Pass-Through Certificates, Series 2021-C20, and CFF MDD Holdings LLC.

Furthermore, the Pooling and Servicing Agreement provides that the Miami Design District Whole Loan is to be serviced and administered (i) until the securitization of the Miami Design District Lead Note, under the pooling and servicing agreement, dated as of December 1, 2020, between Banc of America Merrill Lynch

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Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the issuance of the BANK 2020-BNK30 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK30, and (ii) from and after the securitization of the Miami Design District Lead Note, under the pooling and servicing agreement entered into in connection with that securitization.

On May 20, 2021, the Miami Design District Lead Note was securitized pursuant to the BANK 2021-BNK33 securitization transaction. As of such date, the Miami Design District Whole Loan, including the Miami Design District Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of May 1, 2021 (the “BANK 2021-BNK33 Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “Non-Serviced Master Servicer”), Rialto Capital Advisors, LLC, as general special servicer (in such capacity, the “Non-Serviced Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The BANK 2021-BNK33 Pooling and Servicing Agreement is attached hereto as Exhibit 99.2.

The terms and conditions of the BANK 2021-BNK33 Pooling and Servicing Agreement applicable to the servicing of the Miami Design District Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on February 11, 2021 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer will accrue at a rate of 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Miami Design District Whole Loan).
•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the Miami Design District Whole Loan if it is a specially serviced loan under the BANK 2021-BNK33 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25000% per annum and (ii) the per annum rate that would result in a special servicing fee equal to $5,000 for such month with respect to the Miami Design District Whole Loan.
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Miami Design District Whole Loan if it is a corrected loan thereunder will accrue at a rate equal to 0.50%; provided, however, that if such rate would result in a workout fee less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the corrected Miami Design District Whole Loan that would result in the total workout fees payable to the Non-Serviced Special Servicer in respect of the Miami Design District Whole Loan being equal to $25,000.
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Miami Design District Whole Loan will accrue at a rate equal to 1.00%; provided that if such rate would result in an aggregate liquidation fee of less than $25,000, then the liquidation fee rate will be equal to the lesser of (i) 3.0% and (ii) such lower rate as would result in an aggregate liquidation fee equal to $25,000.
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Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Amended and Restated Agreement Between Noteholders, by and among Bank of America, N.A., Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of BANK 2020-BNK30, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK30, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of BANK 2021-BNK31, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK31, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of BANK 2021-BNK32, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK32, Wells Fargo Bank, National Association, as Trustee on Behalf of the Registered Holders of CSAIL 2021-C20 Commercial Mortgage Pass-Through Certificates, Series 2021-C20, and CFF MDD Holdings LLC.
	99.2	Pooling and Servicing Agreement, dated as of May 1, 2021, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: May 24, 2021

Exhibit Index

Exhibit No.	Description
99.1	Amended and Restated Agreement Between Noteholders, by and among Bank of America, N.A., Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of BANK 2020-BNK30, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK30, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of BANK 2021-BNK31, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK31, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of BANK 2021-BNK32, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK32, Wells Fargo Bank, National Association, as Trustee on Behalf of the Registered Holders of CSAIL 2021-C20 Commercial Mortgage Pass-Through Certificates, Series 2021-C20, and CFF MDD Holdings LLC.
99.2	Pooling and Servicing Agreement, dated as of May 1, 2021, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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